Thrivent Church Loan and Income Fund

Supplement to the Prospectus dated July 29, 2019

Effective immediately, the following sentence is added after the fifth sentence of the first paragraph under the sub-heading “Church Loan Related Risks” under “Investment Objective, Strategies, and Risks – Risk Considerations”:

In addition, events such as the pandemic spread of the novel coronavirus known as COVID-19, the duration and effects of which are uncertain, may result in a decrease in voluntary contributions from church congregations.

The date of this Supplement is March 30, 2020.

Please include this Supplement with your Prospectus.

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